CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Event:  January 11, 2008
(date of earliest event reported)

NEXIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

033-22128D (Commission File Number)	84-1062062 (IRS Employer Identification Number)

59 West 100 South, Suite 200, Salt Lake City, Utah 84101
(Address of principal executive offices)

(801) 575-8073
(Registrant's telephone number, including area code)

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 7, 2008, Landis Salons, Inc., a majority owned subsidiary of Green Endeavors, Ltd which is a majority owned subsidiary of Nexia Holdings, Inc.(the “Company” or  the “Corporation”), entered into a Merchant Receivable Sale and Security Agreement with GIA Capital, Inc. to exchange $101,470 in future credit card purchases for an immediate cash payment of $73,000.  Under the terms of the agreement, 10% of VISA and Master Card sales proceeds of Landis Salons shall be paid over to GIA Capital until the full amount of $101,470 shall have been paid.

On December 9, 2008 the Company entered into a Real Estate Purchase Agreement with Casey J. Coleman for the purchase of a two residential properties located in Salt Lake City, Utah in exchange for the issuance and delivery to Mr. Coleman of 93,000 restricted shares of Series C Preferred Stock.  The property is currently 100% occupied.  The stock has a stated conversion value of $465,000 worth of the Company’s common stock.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On February 6, 2008 the board of directors authorized the issuance of 10,000 shares of Series C Preferred stock to Ron Berner for contract agreement for future services. The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

On April 15, 2008 the board of directors authorized the issuance of 10,500 shares of Series C Preferred stock to Jared Gold for services. The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

On May 29, 2008 the board of directors authorized the issuance of 22,000 shares of Series C Preferred stock to Michael Clark for promotional services and payment of debt. The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

On September 25, 2008 the board of directors authorized the issuance of 20,000 shares of Series C Preferred stock to Daniel Nappi for services. The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

On November 19, 2008, the Company authorized the delivery to William Nicolich of Ten Thousand (10,000) shares of the Corporation’s series C Preferred Stock.  The issuance represents compensation for providing or obtaining web services for the benefit of the Company.  The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

On November 19, 2008, the Company authorized the delivery of Ten Thousand (10,000) shares of the Corporation’s series C Preferred Stock to each of the three directors, Gerald Einhorn, Richard Surber and Adrienne Bernstein as compensation for their services.

On December 12, 2008 the board of directors authorized the issuance of 4,000 shares of Series C Preferred stock to Anatomy Screen Printing for consulting services. The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

On December 31, 2008 the Company authorized the deliver to Casey J. Coleman of 93,000 restricted shares of the Company’s series C Preferred Stock.  The issuance represents the consideration for the purchase of two residential parcels of real estate.  The transaction was handled as a private sale exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933.

ITEM 8.01	OTHER EVENTS

Litigation by the landlord’s of former retail stores for Gold Fusion Laboratories, Inc. have resulted in the entry of two summary judgments in state court.  Judgments were granted to Fashion Place, LLC in the amount of $95,278 against Gold Fusion and the Company and to Terranet Investments in the amount of $68,313 against Gold Fusion and Jared Gold, individually.  Both judgments are for unpaid rent following the closing of the store locations in malls located in Murray, Utah and Provo, Utah.  Gold Fusion Laboratories, Inc. has ceased all operations and is out of business.

The total number of issued and outstanding shares of common stock of Nexia Holdings, Inc. as of February 2, 2009 is 2,440,688,673. Recent issuances have included shares pursuant to the Company’s S-8 Registration Statement and the conversion of shares of Series C Preferred Stock into common stock.

On January 11, 2008 the board of directors authorized the issuance of 1,250,000 shares of common stock through the Company’s S-8 plan to Fred Hunzeker for services rendered.

On February 19, 2008 Richard Surber, President and CEO returned two stock certificates totaling 228,440 shares to Nexia to be cancelled.

On February 22, 2008 the board of directors authorized the issuance of 4,500,000 shares of common stock through the Company’s S-8 plan to Fred Hunzeker for services rendered.

On June 19, 2008 the board of directors authorized the issuance of 10,000 shares of common stock to Mike Bates through the Company’s S-8 plan for services provided to the Company.

On June 19, 2008 the board of directors authorized the issuance of 10,000 shares of common stock to Cassandra Dean through the Company’s S-8 plan for services provided to the Company.

On June 19, 2008 the board of directors authorized the issuance of 10,000 shares of common stock to Scott Schimmelpfennig through the Company’s S-8 plan for computer services provided to the Company.

On August 28, 2008, the Company cancelled 10,000 shares of common stock that were issued in April of 2008 to Kristen Bankston in anticipation of her exercising related stock options; however, the options were never exercised.

On September 9, 2008 the board of directors authorized the issuance of 100,000 shares of common stock to John Mortensen through the Company’s S-8 plan for services provided to the Company.

On September 9, 2008 the board of directors authorized the issuance of 100,000 shares of common stock to Michael Golightly through the Company’s S-8 plan for services provided to the Company.

On September 9, 2008 the board of directors authorized the issuance of 100,000 shares of common stock to Fredrick Hunzeker through the Company’s S-8 plan for services provided to the Company.

On September 25, 2008 the board of directors authorized the issuance of 250,000 shares of common stock to Shauna Postma through the Company’s S-8 plan for services provided to the Company.

On September 25, 2008 the board of directors authorized the issuance of 250,000 shares of common stock to Pamela Hyde through the Company’s S-8 plan for services provided to the Company.

On September 25, 2008 the board of directors authorized the issuance of 250,000 shares of common stock to Daniel Nappi through the Company’s S-8 plan for services provided to the Company.

All S-8 share issuances noted above have been reported on a consolidated basis in the Company’s prior 10-Q’s and 10-K filed during the year of 2008.

On October 24, 2008 the board of directors authorized the issuance of 5,000,000 shares of common stock through its S-8 plan to Scott Schimmelpfennig for helping support the Company’s information system.

On October 24, 2008 the board of directors authorized the issuance of 5,000,000 shares of common stock through its S-8 plan to Chris Cottone for Edgar filing services.

On October 24, 2008 the board of directors authorized the issuance of 10,000,000 shares of common stock to Shauna Postma through the Company’s S-8 plan for services rendered.

On December 22, 2008 the board of directors authorized the issuance of 11,500,000 shares of common stock through its S-8 plan to Conrad Nagel for accounting services.

During the year of 2008 through January 30, 2009, the Company converted 212,311 Series C shares and 50,000 Series A shares of preferred stock into 2,300,287,700 shares of common stock.

On January 8, 2009 the board of directors authorized the issuance of 41,750,000 option shares of stock through the S-8 plan to Richard D. Smith for accounting services.

The Company issued 727 additional shares of common stock during the year of 2008 for adjustments created from reverse stock splits. The Company redeemed 904 shares of common stock by paying one dollar to each shareholder holding only one share of common stock after the reverse stock splits.

ITEM 9.01                                Financial Statements and Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Description

10.02	Landis Salons, Inc. and GIA Capital, Inc. Merchant Receivable Sale and Security Agreement, dated November 7, 2008.

10.03	Real Estate Purchase Agreement between Casey J. Coleman and Nexia Holdings, Inc. for two retail properties located in Salt Lake City, Utah.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of February, 2009.

 Nexia Holdings, Inc.

/s/ Richard Surber, President.
Richard Surber, President